UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
August 1, 2025
CALIBERCOS INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)
(480) 295-7600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CaliberCos Inc. (the “Company”) held its 2025 annual meeting of stockholders on August 1, 2025 (the “Annual Meeting”). For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on June 16, 2025. As of the record date, June 10, 2025, there were 950,390 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting, and 370,822 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, with the Class A Common Stock, the “Common Stock”) issued and outstanding shares and entitled to vote at the Annual Meeting. Holders of each share of Class A Common Stock are entitled to one (1) vote per share. Holders of each share of Class B Common Stock are entitled to ten (10) votes per share. The Class A Common Stock and Class B Common Stock vote together as a single class. A total of 577,910 shares of Common Stock entitled to vote at the Annual Meeting, representing 3,114,758 votes, were present, in person or by proxy, at the Annual Meeting, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws, as amended. The final votes on the proposals presented at the Annual Meeting are set forth below.

Proposal 1: To elect six directors to serve for a term ending as of the annual meeting in 2026. Directors are elected by the affirmative vote of a majority of the votes cast present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes have no effect on the result of the vote. Each of the nominees listed below has been elected to serve as a director for a term ending as of the annual meeting in 2026 or until their respective successors are elected and qualify. The results of the vote are as follows:

Director Nominee	For	Against	Abstentions	Broker Non-Votes

John C. Loeffler, II	2,878,515	11,643	194	224,406
Jennifer Schrader	2,877,825	13,161	366	223,406
William J. Gerber	2,874,226	14,725	1,401	224,406
Michael Trzupek	2,877,119	11,629	1,604	224,406
Daniel P. Hansen	2,877,177	11,609	1,566	224,406
Lawrence X. Taylor III	2,877,165	11,800	1,387	224,406

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. Ratification required the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions had the same effect as votes against the proposal. The ratification was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,111,912	2,583	263	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: August 5, 2025

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chairman and Chief Executive Officer